Prepaid Expenses and Other Current Assets	12 Months Ended
Dec. 31, 2020
Prepaid Expenses And Other Current Assets Disclosure [Abstract]
PREPAID EXPENSES AND OTHER CURRENT ASSETS

Note 6 - Prepaid expenseS and OTHER CURRENT ASSETS

Prepaid expenses and other current assets consist of prepaid expenses, other receivables, and deposits. Prepaid expenses principally include rent prepayments and prepaid expenses. Deposits principally include license deposit and rent deposits.

As of December 31, 2020 and 2019 prepaid expenses and other current assets consisted of the following:

	December 31, 2020	December 31, 2019
Prepaid expenses	$54,466	$2,761
Note receivable (1)	400,000	-
Advance deposit for intent acquisition (2)	4,937,664	4,937,664
Deposits and others	28,786	181,025
Total prepaid expenses and other current assets	$5,420,916	$5,121,450

(1)	While the Company entered into the purchase Agreement with the Buyers to sell 100% equity interest in Anyi Network including its subsidiaries, the Company entered into a Promissory Note, pursuant to which the Buyers agreed to pay the Cash Consideration of $400,000 to the Company on or prior to June 30, 2021. The promissory note is not secured and bears no interest.

(2)	The Company entered into a letter of intent of equity acquisition with Yushu Kingo City Real Estate Development Co., Ltd. on February 26, 2019, and made advance payments upon execution of a letter of intent for completion of due diligence of $4,937,664.

The Company wrote-off other receivables in the amount of $nil and $16,856 for the years ended December 31, 2020 and 2019, respectively. Other receivables prior to dissolutions for AGMClub and AGM Global were $319 and $16,537 in fiscal 2019, respectively.